Exhibit 99.1
IBM to Acquire Unica Corporation
Accelerates IBM initiatives to help organizations better understand their customers and transform marketing campaign execution
ARMONK, NY and WALTHAM, Mass., August 13, 2010 — IBM (NYSE: IBM) and Unica Corporation (NASDAQ: UNCA) today announced they have entered into a definitive agreement for IBM to acquire Unica in a cash transaction at a price of $21 per share, or at a net price of approximately $480 million, after adjusting for cash. A publicly held company in Waltham, Mass., Unica will expand IBM’s ability to help organizations analyze and predict customer preferences and develop more targeted marketing campaigns.
The acquisition, which is subject to Unica shareholder approval, applicable regulatory clearances and other customary closing conditions, is expected to close in the fourth quarter of 2010.
Today’s leading organizations place a high value on a consistent and relevant customer experience. They must continuously focus on enhancing their brand by responding quickly to marketplace changes and differentiating themselves through more targeted, personalized marketing campaigns. In order to achieve this, marketing professionals are increasingly investing in technology to automate and manage marketing planning and execution to help them better analyze customer preferences and trends and in turn, predict buying needs and drive relevant campaigns.
To meet this demand, IBM is assembling transformational capabilities to help clients create this consistent and relevant cross-channel brand experience to promote customer loyalty and satisfaction. With sophisticated analytics and marketing process improvement, the combination of IBM and Unica will help clients streamline and integrate key processes including relationship marketing, online marketing and marketing operations.

Building on this extensive industry expertise, Unica has more than 1,500 global customers across a wide range of industries including financial services, insurance, retail telecommunications, travel and hospitality. Customers include Best Buy, eBay, ING, Monster, Starwood and US Cellular.
Today’s news expands IBM’s growing portfolio of industry software solutions designed to help companies automate, manage, and accelerate core business processes across marketing, demand generation, sales, order processing and fulfillment. This acquisition along with IBM’s recent acquisitions of Sterling Commerce and Coremetrics will enhance IBM’s ability to support customers increasing demands in this growing market.
“IBM understands the demands on today’s organizations to transform core business processes in functions such as marketing with intelligence and automation,” said Craig Hayman, general manager, IBM Industry Solutions. “Unica was a clear choice for IBM based on its power to automate a broad set of marketing capabilities and its established reputation for delivering customer success in marketing to organizations around the world.”
“Unica’s focus is to help our customers deliver marketing messages so relevant that they are perceived as a service to our clients’ customers,” said Yuchun Lee, CEO, Unica Corp. “Together with IBM, we will bring our leading enterprise marketing management solutions to a wider set of customers worldwide and with a much broader, more comprehensive portfolio.”
Unica’s 500 employees will be integrated into IBM’s Software Solutions Group, which includes a range of industry-focused offerings. Unica software will complement the capabilities of IBM’s Business Analytics and Optimization Consulting organization — a team of 5,000 consultants and a network of analytics solution centers, backed by an overall investment of more than $11 billion in acquisitions in the last five years.
For more information visit: http://www.ibm.com/press/us/en/pressrelease/32309.wss
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Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this communication regarding the proposed transaction between IBM and Unica, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding IBM and Unica’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of shareholder approval, court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Unica’s operations into those of IBM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Unica may be difficult; IBM and Unica are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in its most recent quarterly report filed with the SEC, and Unica’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and in its most recent quarterly report filed with the SEC. IBM and Unica assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Unica by IBM. In connection with the proposed acquisition, Unica intends to file relevant materials with the SEC, including Unica’s proxy statement in preliminary and definitive form. SHAREHOLDERS OF UNICA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING UNICA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Unica by contacting Kori Doherty, ICR at 617-956-6730 or kdoherty@icrinc.com Such documents are not currently available.
Participants in Solicitation
IBM and its directors and executive officers, and Unica and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Unica common shares in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 8, 2010. Information about the directors and executive officers of Unica is set forth in the proxy statement for Unica’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on January 25, 2010. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.
Contacts:

Mike Azzi IBM Communications 914-766-1561 azzi@us.ibm.com	Kory Liss IBM Investor Relations 914-499-4095 kory@us.ibm.com

Dan Ring Unica Communications 781-487-8641 dring@unica.com